Exhibit 3.238

co:PIA c:ERTIFICADA p ARA EFECTOS LEGALES DEL INSTRUMENTO No. 44,389

1 !!.liiiSfi:t!JV LlBR{) NUMERO SEISCIENTOS TREINTA Y OCHO.------------------------ABS/sgh INSTRUMENTO NUMERO CUARENTA Y CUATRO MIL TRESCIENTOS OCHENT A Y NUEVE.----------·--------------------------------------------------------------------- MEXICO, DISTRITO FEDERAL, a quince de abril del afio dos mil nueve. -------------- YO, EL LICENCIADO ERIK NAMUR CAMPESINO, titular de la notaria numero noventa y cuatro del Distrito Federal, hago constar: -----------------------------r--------------- A.- LA PROTOCOLIZACIC>N DE LOS PODERES OTORGA,bOS EN EL EXTRANJERO por "ROWAN LUXEMBOURG S.A.R.L.", que realio a solicitud de la lice:nciada Maria Cecilia Gutierrez-Sansano Diego Fernande7.·< --l-------------------- 1 ' B.- EL CONTRA TO DE SOCIEDAD MERCANT~L p el.· p.ue se constituye "ROW AN", SOCIEDAD DE RESPONSABILIDAD L IT Ad A DE CAPITAL I , VARIABLE, en el que intervienen "ROWAN XEMROURG S.A.R.L.", l I representada por la licenciada Maria Cecilia Gutierrej-Sansan~ Diego Fernandez y I ' "RDC DRILLING INTERNATIONAL, INC.", rt.A esentadatr el licenciado Jorge Antonio Garcia de Presno Arizpe, en los termino del permis numero tres millones setecientos mil cuarenta y cuatro, expediente numer dos cero ro nueve tres siete cero I cero cero cuatro uno, folio numero cero nueve cerj., uno cero nueve tres siete uno cero cero ocho, expedido el dia nmwe de enero de( dos mil nueve por la Secretaria de ..f Relaciones Exteriores, que agrego al apendice gk este instrumento marcado con la letra I "A", y al tenor de los siguientes capitulos y clalfoulas:-------------------------------------------- 1 -----------------------------------CAJ~iTULO PRJMERO------------------------------------------- ----------------------------------PROTOCOLIZACION DE--------------------------------------- ----------------------PODERES OTORGADOS EN EL EXTRANJERO--------------------- I.- PROTOCOLIZACION DE PODERES OTORGADOS EN EL EXTRANJERO. Para la constituci6n de la sociedad de referencia, se hizo constar el otorgamiento de los siguientes poderes, cuya protocoiizaci6n realizo a solicitud de la licenciada Maria Cecilia Gutierrez-Sansano Diego Fern:indez. ------------------------------------------------------------ a).- LOS PO DERES OTORGADOS EN EL EXTRANJERO por "ROW AN LUXEMBOURG s.A.R.L.", en favor de los sefiores CARLOS RAUL VALENCIA BARRERA, MIGUEL BERNARDO DE ERICE RODRIGUEZ, JORGE ANTONIO GARCIA DE PRESNO ARIZPE, MIRIAM GRUNSTEIN DICKTER, MARIA CECILIA GUTIERREZ SANSANO DIEGO FERNANDEZ, MARICARMEN ESCALANTE OLANO, CARLOS FREANER NIEVES, FRANCISCO JAVIER

2 "~~ ZENTENO GOMEZ, GABRIEL ORTIZ AGUILAR y JAVIER RODRiGUEZ CACHO SANCHEZ NAVARRO, para que en nombre y representaci6n de la poderdante, los ejerciten con el cumulo de facultades contenidas en el documento que se protocoliza.---------------------------------------------------------------------------------------------- Dichos poderes fueron otorgados ante Martine Schaeffer, notaria publica debidamente autorizada para actuar como tal en el Gran-Ducado de Luxemburgo, el dia veintisiete de marzo del dos mil nueve.------------------------------------------------------------------------------ Dichos poderes fueron apostillados bajo el numero uno cero cero uno cero nueve cero tres dos siete uno cinco ocho seis ocho cuatro, el dia veintisiete de marzo del dos mil nueve, por Paul Kirtz, Inspector Principal del Ministerio de Pasaportes, Visas y Legalizaciones del Gran-Ducado de Luxemburgo.------------------------------------------------------------------- Dichos poderes escritos simultaneamente en idioma ingles y espafiol debidamente apostillados junto con la traducci6n de su apostilla y texto, elaborada por Margarita Graciela Romero Chavez, perito traductor debidamente autorizada por el Consejo de la Judicatura Federal, los agrego al apendice del presente instrumento marcados con la letra ''B''. ------------------------------------------------------------------------------------------------------ b).- Los documentos que se han relacionado en el inciso a) se colocan dentro del supuesto de documentos publicos otorgados en el extranjero, de conformidad con la Convenci6n de La Haya, de la que forma parte los Estados Unidos Mexicanos y que fue publicada en el Diario Oficial de la Federaci6n, el dia catorce de agosto de mil novecientos noventa y cinco.----------------------------------------------------------------------------------------------------- EXPUESTO LO ANTERIOR, la compareciente otorga la siguiente:------------------------ ---------------------------------------C LA usu LA----------------------------------------------- 0 N I C A.- Con fundamento en los articulos ciento treinta y seis, ciento treinta y nueve y ciento cuarenta de la Ley del Notariado para el Distrito Federal, quedan protocolizados para todos los efectos legales a que haya lugar LOS PODERES OTORGADOS EN EL EXTRANJERO por "ROWAN LUXEMBOURG S.A.R.L.", en favor de los sen.ores CARLOS RAUL VALENCIA BARRERA, MIGUEL BERNARDO DE ERICE RODRiGUEZ, JORGE ANTONIO GARCIA DE PRESNO ARIZPE, MIRIAM GRUNSTEIN DICKTER, MARiA CECILIA GUTIERREZ SANSANO DIEGO FERNANDEZ, MARICARMEN ESCALANTE OLANO, CARLOS FREANER NIEVES, FRANCISCO JAVIER ZENTENO GOMEZ, GABRIEL ORTIZ AGUILAR y JAVIER RODRiGUEZ CACHO SANCHEZ NAVARRO, para que los

3 44,389 ejerciten con el cumulo de facultades contenidas en el documento que ha quedado agregado al apendice de este instrnmento con la letra "B". -------------------------------------- --------------------------·-------------CAPITULO SEGUNDO -------------------------------------- --------------------------CONTRA TO DE SOCIEDAD MERCANTIL-------------------------- --------------------------------------EST ATUTOS SOCIALES ------------------------,--------------- i ARTI CULO PRIMER 0. DENO MIN A CI ON. ---------------------------------/--------------- ; La sociedad se denominara "ROW AN". Esta denominaci6n ira seguida /de las palabras f SOCIEDAD DE RESPONSAHILIDAD LIMIT ADA DE CAPITAL/VARIABLE, o I de sus abreviaturas "S. de R.L. de C. V.". --------------------------------~/-f-------------------- ARTi ~ULO. SEG UND~. 0 BJETO. ------------------------------t--f-------------------- ~; ::1::::::n:0 ::: o:::;~~~~:-~~~:~:;~:,-:::~=:~✓ i~, .~;~:=~=;~:,-~;:~:~: · ' d 11 d l . ' . ' // d'fit· . ' bl . con. strucc10n, esarro o, remo e ac10n, reparac10n, / mo 1 1c c1on, ensam aJe, I importaci6n, exportaci6n y ejecuci6n de ingenieria det' o tipo de,, bienes, maquinaria y equipo, incluyendo plataformas de perforaci6n relaci nadas cot la industria de los hidrocarburos, asi como la prestaci6n de servicios y pr vision de ~da clase de productos relacionados con los actos y bienes mencionados. ---i-. ------------------------------------------ b ). La prestaci6n de servicios de contrataci6n y , clministraci6n de personal, pago de n6mina, calculo de prestaciones laborales, liqui?ici6n de trabajadores y demas actos relacionados con recurses humanos y relaciones t oral es. ------------------------------------- c ). La compra, venta, arrendamit:nto, comodato, importaci6n y exportaci6n de bienes y la prestaci6n de todo tipo de servicios relacionados con los mismos que puedan ser legalmente prestados por sociedades que tengan inversion extranjera en su capital social, incluyendo de manera enunciativa pero no limitativa, servicios administrativos, de consultoria, profesionales, de asistencia tecnica y de conocimientos tecnicos en general, a ser prestados directa o indirectamente por la sociedad, a su nombre o a traves de terceros. d). Representar, como intermediario, agente, comisionista, representante o con cualquier otro caracter, a cualquier persona fisica o moral.-------------------------------------------------- e ). Adquirir, arrenda:r, recibir u otorgar licencias de uso sobre o de cualquier otra forma disponer de toda clase de activos, incluyendo bienes inmuebles y derechos de propiedad industrial y/o intelectual, que se consideren necesarios o convenientes para llevar a cabo su o~jeto social. -------------------··-------------------------------·-------------------------------------- f). Prornover, constituir y administrar todo tipo de cornpafi.ias o sociedades y adquirir

4 «~~ participaciones sociales o acciones de otras sociedades, ya sean nacionales o extranjeras, como socio fundador o accionista fundador o por medio de la adquisici6n de acciones o partes sociales en las ya existentes, asi como disponer o transmitir dichas acciones o partes sociales. --------------------------------------------------··--------------------------------------- g). Participar en sociedades, asociaciones o en asociaciones en participaci6n o en cualquier otra relaci6n juridica con el prop6sito de celebrar uno o mas convenios con otras personas flsicas o morales para cumplir con el objeto social.---------------------------- h). Otorgar, emitir, suscribir, girar, aceptar, endosar, certificar, garantizar o por cualquier otro concepto suscribir cualesquiera titulos de credito.---··-------------------------------------- i). Adquirir, poseer, usar, desarrollar, registrar y disponer de todo tipo de patentes, marcas y nombres comerciales, franquicias y cualesquiera otros derechos de propiedad industrial, ya sean de su propiedad o de terceros. ------------------------------------------------------------- j). Obtener y otorgar prestamos y participar en todo tipo de contratos de credito y recibir y otorgar toda clase de garantias. -------------------------------·---------------------------------------- k). Solicitar y obtener autorizaciones, permisos o licencias ante la Secretaria de Energia y/o las dependencias o autoridades federales, estatales o municipales competentes, asi como ante organismos publicos, desconcentrados o descentralizados y otras entidades gubemamentales, sociedades, empresas o compafiias, incluyendo a Petr6leos Mexicanos y sus subsidiarias y otras personas flsicas o morales, para, entre otras cosas, el arrendamiento, mantenimiento, transporte y operaci6n de infraestructura, equipo y maquinaria, incluyendo el tomar parte en licitaciones y concursos y llevar a cabo todos y cualesquiera actos relacionados o inherentes a los mismos y celebrar contratos con dependencias o autoridades federales, estatales o municipales competentes, asi como ante organismos publicos, desconcentrados o descentralizados y otras entidades gubemamentales, sociedades, empresas o compafiias, incluyendo a Petr6leos Mexicanos y sus subsidiarias y otras personas flsicas o morales y con cualesquiera terceros. -------------- 1). Celebrar y/o llevar a cabo, en la Republica Mexicana o en el extranjero, a su nombre o en el de terceros, todo tipo de actos principales o accesorios, ya sean civiles, mercantiles, y de cualquier otra naturaleza (incluyendo actos de dominio ), contratos o convenios permitidos por la ley, en el entendido de que la sociedad estara facultada para garantizar obligaciones de terceros, ya sea como aval o de cualquier otra naturaleza, incluyendo el ser deudor solidario o mancomunado. -------------------------------------------------------------- ARTiCULO TERCERO DURACION. ---------------------------------------------------------

5 44,389 de la sociedad sera indefinida. ________________________________________ .: _______________ _ AR Ti CULO CU ARTO. DO MlCILI O. ---------------------------------------------------------- El domicilio de la sociedad sera en Mexico, Distrito Federal. La sociedad podra establecer oficinas, agencias o sucursales en cualquier parte de la Republica Mexicana ,o del extranjero, asi como pactar domicilios convencionales, en el entendido 1que el establecimiento de dichas oficinas, agencias, sucursales y/o domicilios convencid~ales no I implicara un cambio de domicilio de la sociedad. ------------------------------------f----------- , I ARTI CULO Q UlNTO. NA CI O NALIDAD. ·---------------------------------------t------------- / La sociedad es mexicana. Los socios extranjeros actual es o futuros ye 1~/ sociedad se obligan formalmente con la Secretaria de Relaciones Exteriores a/consyierarse como nacionales respecto de las partes social es de la sociedad que actf eran;o de que sean titulares, asi como de los bienes, derechos, concesiones, participziones o/intereses de que .. f sea titular la sociedad, o ~ien d~ los derechos y _obligacion~s ? e derive/i ~e los contratos en que sea parte la prop1a soc1edad con autondades mex'../anas y a to mvocar, por lo mismo, la protecci6n de sus gobiemos, bajo la pena en aso confario, de perder en benef~cio de la Nacion Mexicana las participaciones social s que hujeren adquirido. ----- ARTICULO SEXTO. CAPITAL Y PARTES SOCIA ES.--------------------------------- El capital social sera variable. No habra Hmite para f capital en su parte variable. El capital estani dividido en partes sociales. Las partt sociales podran ser divididas por resoluci6n de la Asamblea de Socios. Las partes /ociales tendran un valor nominal de multiplos de un peso, moneda nacional, las cual'bs podran ser suscritas libremente por personas que posean la capacidacl legal para ello.------------------------------------------------- El capital minimo fijo de la sociedad sin derecho a retiro es de TRES MIL PESOS, MO NED A NACION AL. -------·--------------------------------------------------------------------- T odas las partes sociales conferiran iguales derechos a sus titulares. -------------------------- El Consejo de Gerentes podni emitir certificados de aportaci6n nominativos para representar las partes sociales de la sociedad. A menos de que los socios resuelvan lo contrario, el Secretario o Secretario Suplente de la sociedad conservara los certificados de aportaci6n de cada uno de los Socios, a menos de que hayan sido utilizados (ya sea dados en prenda ode cualquier otra forrna) para garantizar una deuda incurrida por los Socios en lo individual o por la sociedad, en ambos casos previamente aprobada por el Consejo de Gerentes. ---------------------------·---------------------------------------------------------------------- El Secretario o Secretario Suplente de la sociedad debera entregar, a solicitud de cada

6 44,389 Socio, una copia de su certificado de aportacion correspondiente. ---------------------------- Los certificados de partes sociales que emita la sociedad seran nominativos y no negociables. Las partes sociales solo seran cedibles o transferibles, parcial o totalmente, en los casos y con los requisitos que establece la Ley General de Sociedades Mercantiles. Los certificados de partes sociales (i) solo podran amparar una parte social, (ii) contendran las menciones que las leyes y reglamentos mexicanos establezcan, (iii) seran acordes con el formato aprobado por el Consejo de Gerentes o por la Asamblea de Socios de la sociedad o, (iv) seran firmados por el Presidente del Consejo de Gerentes y el Secretario o Secretario Suplente de la sociedad, y (v) contendran el texto completo de los articulos Quinto y Noveno de estos estatutos. -------------·----------------------------------·----- ARTiCULO SEPTIMO. AUMENTOS Y DISMINUCIONES DEL CAPITAL SOCIAL.------------------------·--------------------------------·--------------··-------------------·------ 1. Disposiciones generales para la porcion fija.---------·--------------------------------------- El capital minimo fijo de la sociedad puede ser aumentado o disminuido por resolucion de socios, mediante modificacion del articulo sexto de estos estatutos, de acuerdo con lo previsto por la Ley General de Sociedades Mercantiles. -··--------------------------------------- 11. Disposiciones generales para la porcion variable. ----------------··-------------------·----- El capital en su porcion variable podra ser aumentado ilimitadamente sobre el monto del capital minimo fijo, o posteriormente disminuirse hasta dicho monto, por resolucion de la Asamblea de Socios, sin mas formalidades que las establecidas en el capitulo VIII de la Ley General de Sociedades Mercantiles. -------------------··--------------------------------------- 111. Aumento de capital. --------------------------------------·-------------------------------------- Los aumentos de capital en su porcion fija o variable podnin efectuarse mediante aportaciones de los socios o de terceros, capitalizacion de utilidades, superavits o reservas, o por cualquier otra forma prevista por la ley. ---·-------------··------------------------ IV. Disminucion del capital.--------------------------------··--------------------------------------- Las disminuciones del capital deberan ser absorbidas por todos los socios en proporci6n al valor de las partes sociales de que sean propietarios al momento de decretarse la disminuci6n, reduciendose el valor de cada parte social en proporci6n a la parte disminuida. -------------------------------------------------------·------------------------------------·--- ARTi CULO OCTA VO. P ARTES SOCIALES. ---------------------------------------------- Cada socio tendra una parte social exclusivamente, a menos de que el socio solicite a la sociedad la division de su parte social en dos o mas, y que esta solicitud sea aprobacla por

7 44,389 por la Asamblea de Socios, de conformidad con el articulo sexto de los presentes estatutos. Cuando un socio efectue una aportaci6n a la sociedad o adquiera parcial o totalmente la parte social de otro socio, el valor de su parte social se incrementara en proporci6n a la parte social adquirida, la cual sera cancelada excepto que la Asamblea de Socios resuelva lo contrario. --------------------------------------------- ~------- ARTICULO NOVENO. SUSCRIPCION Y TRANSMISION DE LAS SOCIALES.-------------------------------------------------------------------------------- ------------ Los socios no podran transmitir o ceder total o parcialmente sus partes so ales, sin el previo consentimiento expreso dt: la totalidad de los socios. -------------------- -------------- Cualquier subscripci6n, transmisi6n o cesi6n hecha en contravenci6 a lo stablecido en este articulo sera nula. ----------------------------------------------------- -------- ------------------ ARTi CULO DECIMO. REGISTRO DE SOCIOS.------------ ---------- -------------------- La sociedad llevara un Libro de Registro de Socios en que e haran domicilio y nacionalidad de cada uno de los socios, asi omo todas suscripci6n, adquisici6n, cesi6n o transmisi6n de que que este dividido el capital social, con expresi6n del v lor, contra partes sociales en fecha de transmisi6n de cada una .. ------------------------- ------------------------------------------ El Libro de Registro de Socios sera llevado por el cretario o Secretario Suplente de la sociedad, a menos de que la Asamblea de Socios o 1 Consejo de Gerentes designen a una persona diferente para ello. --------------------------- ----------------------------------------------- La sociedad considerara como duefia de la parte social a la persona que aparezca inscrita en el Libro de Registro de Socios de la sociedad, a partir de la fecha en que la adquisici6n haya sido inscrita en el mismo, fecha en que surtira efectos tambien para terceros. Seran nulas y no seran inscritas en el Libro de Registro de Socios las transmisiones de partes sociales que se efectuen en contravenci6n al articulo noveno y otras disposiciones relacionadas de estos estatutos. ----------------------------------------------------------------------- ARTICULO DECIMO PRIMERO. CONVOCATORIA A ASAMBLEAS DE SOCIOS.------------------------------------------------------------------------------------------------- 1. Convocatoria. ---------------------------------------------------------------------------------------- Las Asambleas de Socios deberan ser convocadas por el Secretario o Secretario Suplente de la sociedad, o por el Presidente del Consejo de Gerentes o por el Comisario. ------------- 11. Publicacion de la convocatoria. ---------------------------------------------------------------- La convocatoria sera ya sea (i) publicada en uno de los diarios de mayor circulaci6n del

8 "~~ domicilio social, o (ii) publicada en el peri6dico oficial del domicilio social, o (iii) hecha por correo, fax o correo electr6nico, confirmada por correo certificado, por fax o por correo electr6nico, o (iv) enviada por servicio de mensajeria, con cuando menos ocho dfas calendario de anticipaci6n a la fecha de la Asamblea respectiva. ------------------------------- 111. Primera y subsecuentes convocatorias. -------------·--------------------------------------- Para el caso de que no se obtenga el quorum de asistencia necesario como consecuencia de una primera convocatoria, debera publicarse una segunda convocatoria dentro de los cinco dfas calendario siguientes a la fecha sefialada para la Asamblea de Socios que no se pudo celebrar por falta de quorum, citando para Asamblea de Socios que debera celebrarse dentro de los treinta dias calendario siguientes a la fecha de esa segunda convocatoria. ----------------------------------------------------·---------------------------------------- ARTi CULO DECIMO SEGUNDO. ASAMBLEAS DE SOCIOS. ----------------------- La Asamblea de Socios es el 6rgano supremo de la sociedad y se reunira en el domicilio social por lo menos una vez al afio dentro de los cuatro meses siguientes al cierre del ejercicio social.----------------------------------------------------------------------------------------- 1. F acultades. ---------------------------------------------------·---------------------------------------- La Asamblea de Socios tendra las facultades que le confiere el articulo setenta y ocho de la Ley General de Sociedades Mercantiles.--------------------------------------------------------- 11. Qu6rum en primera convocatoria. --------------------·--------------------------------------- Para celebrar una Asamblea de Socios como consecuencia de una primera convocatoria, debera estar representado por lo menos el cincuenta y uno por ciento del capital social. -- III. Qu6rum en segunda convocatoria.-------------------··-------------------------------------- Se podra celebrar una Asamblea de Socios como consecuencia de segunda convocatoria cualquiera que sea el numero de partes sociales representadas. -------------------------------- No obstante lo anterior, se considerara que una Asamblea de Socios se encuentra legalmente reunida si al momento de la votaci6n se encuentra presente o representado el total de los socios, aun cuando no hubiera convocatoria previa. ------------------------------- IV. Ado pci6 n de resoluciones. ------------------------------··--------------------------------------- T odo socio tendra derecho a participar en las decisiones de las Asambleas, gozando de un voto por cada un peso, moneda nacional, que represente su parte social.--------------------- Para la adopci6n de resoluciones en las Asambleas de Socios, se requerira el voto afirmativo de por lo menos la mayorla del capital social. --------------------------------------- En los casos de cambio de objeto o de las reglas que determinen un aumento en las

9 M~M obligaciones de los socios se requerira la unanimidad de votos. --------------------------------- V. Formalidades de las actas. ---------------------------------------------------------------------- Presidira la Asamblea de Socios el Presidente del Consejo de Gerentes y fungira como Secretario el de la sociedad. En ausencia de cualquiera de ellos, fungiran como Presidente y Secretario las personas que la Asamblea de Socios nombre por mayoria de los votos presentes. ___________________________________________________________________________________ ) ----------- ' I Las actas de las Asambleas de Socios seran firmadas, por lo menos, por el Prtsidente y el / Secretario de la Asamblea de Socios de que se trate. -----------------------------+--------------- / VI. Adopcion de resoluciones tomadas fuera de Asamblea de Socios. ---/----------------- Para la adopci6n de resoluciones tomadas fuera de Asamblea de s;{ios/ se requerira el voto unanime de los socios que representen la totalidad de las p~ soc~les con derecho de voto y tendran, para todos los efectos legales, la misma v~ez quf si hubieren sido ado~tadas reunidos en Asamblea, siempre que dichas retuciones/ se confirmen por ~::~:~:~~~0~:~~~~~~~::~:~~~~~~~i~-~~:~:--~~~~~~~~:::::::: La direcci6n y administraci6n de la sociedad estaran a argo de un Consejo de Gerentes, los cuales podran ser personas extrafias a la sociedad )) o a los socios. ------------------------- 11. Integraci6n del Consejo de Gerentes. ----------- -------------------------------------------- El Consejo de Gerentes se compondra del nu , ero de miembros que determine la Asamblea de Socios.---------------------------------- ------------------------------------------------ 111. Nombramiento de suplente:s. ------------------------------------------------------------------ Podran nombrarse Consejeros suplentes hasta por un numero igual al de Consejeros propietarios. La Asamblea de Socios determinara cuando tales suplentes deberan entrar en funciones. ------------------------------------------------------------------------------------------------ IV. Presidente, Secretario y de mas funcionarios. ---------------------------------------------- La Asamblea de Socios nombrara ( o, en caso de que la Asamblea no lo haga, el Consejo de Gerentes nombrara de entre sus mi em bros) a un Presidente, a un Secretario y a uno o mas Secretarios Suplentes, los cuales podran ser o no miembros del Consejo de Gerentes, y otros funcionarios que considere convenientes. ------------------------------------------------- V. Sesiones del Consejo de Ger,entes. ------------------------------------------------------------- El Consejo de Gerentes podra reunirse en cualquier lugar de Mexico o del extranjero a donde sea legal y oportunamente citado. El Consejo podra reunirse cuantas veces lo

10 44,389 juzgue necesario o conveniente su Presidente, el Secretario o un Secretario Suplerite () lo pidan cuando menos dos Gerentes. --------------------------·---------------------------------------- VI. Convocatorias para las sesiones del Consejo de Gerentes. ----------------------------- a) Los Gerentes, yen su caso, los suplentes, asi como el (los) Comisario(s) Propietarios(s) yen su caso, Comisario(s) Suplente(s), seran convocados a las sesiones del Consejo, por lo menos con un dia de anticipaci6n a la fecha de la sesi6n. La convocatoria indicara el dia, la hora y lugar donde se celebrara la sesi6n. ------------------------------------------------- b) Los Gerentes, yen su caso, los suplentes y el (los) Comisario(s) Propietarios(s) yen su caso, Comisario(s) Suplente(s) seran convocados por correo, fax o correo electr6nico, con:firmados por correo certificado, por servicio de mensajeria, fax o correo electr6nico.- c) Las convocatorias se enviaran a la ultima direcci6n que cada miembro del Consejo de Gerentes, el Comisario o los Suplentes haya registrado con el Secretario o Secretario Suplente.------------------------------------------------------------------------------------------------- d) Podran celebrarse • sesiones sin que medie convocatoria previa cuando todos los miembros del Consejo de Gerentes esten presentes. ---------------------------------------------- ARTiCULO DECIMO CUARTO. FACULTADES DEL CONSEJO DE GERENTES.---------------------------------------------------··--------------------------------------- El Consejo de Gerentes tendra a su cargo la administraci6n y direcci6n de los negocios de la sociedad. Por lo tanto, podra llevar a cabo cuantos actos y operaciones sean conducentes para lograr el objeto social, salvo aquellos que por Ley o por disposici6n de estos estatutos esten reservados exclusivamente a la Asamblea de Socios. El Consejo de Gerentes podra representar a la sociedad ante personas publicas o privadas, fisicas o morales y ante toda clase de autoridades judiciales, civiles, penales, laborales o administrativas, ya sean federales, estatales o municipales, y estara investido de los mas amplios poderes mencionados a continuaci6n: -------------·--------------------------------------- 1. Para pleitos y cobranzas. ----------------------------------·--------------------------------------- Poder general para pleitos y cobranzas, sin limitaci6n alguna, incluyendo todas las facultades generales y las especiales que conforme a la ley requieran clausula especial, en los terminos del primer parrafo del articulo dos mil quinientos cincuenta y cuatro del C6digo Civil Federal y de sus correlativos en los C6digos Civiles del Distrito Federal y de las demas entidades federativas de los Estados Unidos Mexicanos, entre ellas aquellas a las que se re:fiere el articulo dos mil quinientos ochenta y siete de dicho C6digo, y la de desistirse del juicio de amparo, la de denunciar hechos delictuosos y presentar querellas y

11 44,389 e ellas, constituirse en coadyuvante del Ministerio Publico y otorgar el perd6n legal. --------------------------------··--------------------------------------------------------------------- 11. Para actos de administracion. ------------------------------------------------------------------ Poder general para actos de administraci6n en los terminos del segundo parrafo del I articulo dos mil quinientos cincuenta y cuatro del C6digo Civil Federal de sus correlativos en los C6digos Civiles del Distrito Federal y de las dema entidades federativas de los Estados Unidos Mexicanos. -------------------------------------- -------------- 111. Para actos de dominio. -----·---------------------------------------------------- ---------------- Poder general para actos de dominio en los terminos del tercer parrafo quinientos cincuenta y cuatro del C6digo Civil Federal y de s C6digos Civiles del Distrito Federal y de las demas entidades fe erativ. de los Estados Unidos Mexicanos. ---------------------------------------------------- --------- ---------------------- IV. Para actos de administracion en materia laboral. ----- ----------- ----------------------- Poder general para actos de administraci6n en materia lab inos del segundo parrafo del articulo dos mil quinientos cincuenta y cuatr Civil Federal y de sus correlativos en los C6digos Civiles del Distrito R deral y d las demas entidades federativas de los Estados Unidos Mexicanos, tenie o de manera enunciativa mas no limitativa las siguientes facultades: --------------------- -------------------------------------------- a) Dirigir en nombre de la sociedad las relaciones brero-patronales de esta ultima en el sentido mas amplio que en derecho corresponda, I como, de una manera enunciativa y no limitativa, i) el reclutamiento, selecci6n, contrataci6n, inducci6n, capacitaci6n, adiestramiento y amonestaci6n de personal, ii) la suspension y terminaci6n y rescisi6n de las relaciones individuales de trabajo, iii) la negociaci6n, firma, administraci6n, suspension y rescisi6n de contratos individuales y colectivos de trabajo y reglamentos interiores de trabajo, y iv) formar parte de las comisiones mixtas de higiene y seguridad industrial, de capacitaci6n y adiestramiento o de cualquier otro tipo de comisiones mixtas que se lleguen a integrar con motivo de las relaciones obrero-patronales. -------------------- b) A tender con atribuciones de gerente todos los asuntos de caracter laboral inherentes a la sociedad, facultandosele en general para que represente a la sociedad en sus relaciones obrero-patronales y especfficamente, de una manera enunciativa y no limitativa, para que: i) intervenga en todo conflicto individual o colectivo de trabajo y ii) ejercite las acciones y haga valer todos los derechos que correspondan a la sociedad. ------------------------------- c) Celebrar contratos de trabajd y rescindirlos. -----------------------------------------------------

12 44,389 d) Actuar como representante legal de la sociedad: i) ante los sindicatos con los cuales esten celebrados contratos colectivos de trabajo, y ii) para todos los efectos de o relacionados con conflictos individuales de trabajo. ------··-------------------------------------- e) Proponer arreglos conciliatorios, celebrar transacciones, tomar toda clase de decisiones y negociar y suscribir convenios laborales. -----------------··-------------------------------------- f) Actuar como representante de la sociedad en calidad de administrador respecto :a toda clase de juicios o procedimientos en materia laboral que se tramiten ante cualquier autoridad gubernamental, tal como el Instituto Mexicano del Seguro Social (IMSS), Instituto del Fondo Nacional de la Vivienda para los Trabajadores (INFONAVIT), y demas dependencias del gobiemo federal, estatal o municipal que tengan o pudieran tener campetencia para ventilar asuntos relacionados con la Ley Federal del Trabajo. ----------- g) Llevar la representaci6n patronal de la sociedad para efectos de los articulos once, cuarenta y seis y cuarenta y siete de la Ley Federal del Trabajo y tambien la representaci6n legal de la sociedad, para los efectos de acreditar la personalidad y la capacidad en juicio o fuera de el en los terminos del articulo seiscientos noventa y dos, fracciones II y III de la Ley Federal del Trabajo, de los a.rticulos ciento cuarenta y cinco y ciento cuarenta y seis de la Ley General de Sociedades Mercantiles y de las disposiciones de las demas leyes u ordenamientos, ya sea de caracter Federal, Estatal o Local que sean aplicables. ---------------------------------------·----------------·--------------·-------------------··------ h) Sefialar domicilios para air notificaciones en las tt!rminos del articulo ochocientos sesenta y seis de la Ley Federal del Trabajo. ---------------·--------------·-------------------··----- i) Camparecer con toda la representaci6n legal bastante y suficiente, para acudir a la audiencia a que se refiere el articulo ochocientos seteinta y tres de la Ley Federal del Trabajo en sus tres fases de conciliaci6n, de demanda y excepciones y de ofrecimiento y admisi6n de pruebas, en los terminos de los articulos ochocientos setenta y cinco, ochocientos setenta y seis, fracciones I y IV, ochocientos setenta y siete, ochocientos setenta y ocho, ochocientos setenta y nueve y ochocientos ochenta de la citada Ley. -·----- j) Acudir a la audiencia de desahogo de pruebas, en los terminos de las articulos ochocientos setenta y tres y ochocientos setenta y cuatro de la Ley Federal del Trabajo. -- k) Desahogar la prueba confesional en los terminos de los articulos setecientos ochenta y cinco y setecientos ochenta y ocho de la Ley Federal del Trabajo, con facultades para absolver y articular posiciones.--------------------------------·-··------------------------------------ Las facultades a que aluden los parrafos anteriores, se podran ejercitar ante particulares y

13 44,389 Administrativas o Judiciales, Federales, Estatales o Municipales y ante las Juntas de Conciliaci6n y Arbitraje, Locales o Federal, incluyendo las autoridades del trabajo y servicios sociales a que se refiere el articulo quinientos veintitres de la Ley Federal del Trabajo, pudiendo firmar todos los document s publicos o privados que sean necesarios o convenientes para el cabal cumplimiento de as facultades mecionadas en los parrafos anteriores. -------------------------------------------- ------------------ V. Titulos de credito. -------------------------------------------------------------- ------------------- Poder para suscribir y otorgar titulos de credito en los terminos del arti ulo noveno de la Ley General de Titulos y Operaciones de Credito, por conducto e la ersona o personas que para el efecto designe, incluyendo la facultad de emitir Y, nego ar dichos titulos de credito e incluyendo la facultad de abrir, operar, modificar Y, cerrar inversion y de designar y remover a las personas que pued 6. Substitucion. --------------------·---------------------------- ----------- ---------------------------- Facultad para otorgar poderes generales y especiales yr vocar s y otros, incluyendo la facultad de conferir a terceros la presente facultad articulo cuarenta y dos de la Ley General de Socieda es Mere VII. N om bramiento de funcionarios. --------------- ---------------------------------------------- Poder para nombrar directores, gerentes, au tores extemos de la sociedad, otros funcionarios y comites que juzgue conveniente determinar sus funciones, facultades y contraprestaciones, asi como revocar libremen e las designaciones y poderes que hubiere conferido.------------------------------------------------------------------------------------------------ VIII. Limitaciones. ------------------------------------------------------------------------------------ Ningun miembro del Consejo de Gerentes podra ejercer separadamente los poderes mencionados, salvo autorizaci6n del propio Consejo de Gerentes o de la Asamblea de Socios. ------------------------------.. --------------------------------------------------------------------- ARTiCULO DECIMO QUINTO. SESIONES DEL CONSEJO DE GERENTES. ---- 1. Quorum.---------------------------------------------------------------------------------------------- Para celebrar sesi6n del Consejo de Gerentes se requerira que esten presentes por lo menos la mayoria de los Gerentes o sus respectivos suplentes. ---------------------------------- 11. Adopcion de resoluciones. ----------------------------------------------------------------------- Para la adopci6n de cualquier resoluci6n se requerira el voto afirmativo de la mayoria de los mi em bros presentes. -------------------------------------------------------------------------------- 111. Resoluciones adoptadas fuera de sesion. ----------------------------------------------------

14 44,389 Las resoluciones tomadas fuera de sesi6n del Consejo de Gerentes por unanimidad de sus miembros tendran, para todos los efectos legales, la misma validez que si hubieren sido adoptadas en sesi6n de Consejo, siempre que se confirmen por escrito. ----------------------- IV. Formalidades de las actas. --------------------------------------------------------------------- Presidira la sesi6n el Presidente del Consejo de Gerentes y fungira como Secretario de la sociedad. En ausencia de cualquiera de ellos, fungiran como Presidente y Secretario las personas que la nombren por mayoria los consejeros presentes. ------------------------------- Las actas de las sesiones del Consejo de Gerentes seran firmadas, por lo menos, por el Presidente y el Secretario de la sesi6n respectiva. ---------·--------------------------------------- ARTiCULO DECIMO SEXTO. VIGILANCIA DE LA SOCIEDAD. ------------------ La vigilancia de la sociedad podra confiarse a uno o mas Comisarios propietarios o sus respectivos suplentes, segun lo determine la Asamblea de Socios. ---------------------------- ARTi CULO DECIMO SEPTIMO. EJERCICIO SOCIAL.-------------------------------- 1. Duracion del ejercicio social. ------------------------------------------------------------------- El ejercicio social correra del primero de enero al treinta y uno de diciembre de cada afio. II. Informe financiero. ------------------------------------------------------------------------------- Anualmente se formulara un informe financiero que debera quedar concluido dentro de los tres meses siguientes al cierre de cada ejercicio social. El Consejo de Gerentes lo entregara a los socios y al Comisario por lo menos con treinta dias calendario de anticipaci6n a la fecha de celebraci6n de la Asamblea de Socios que haya de discutirlo. -- III. Dictamen del(los) Comisario(s ). ----------------------··-------------------------------------- El(los) Comisario(s), dentro de los quince dias calendario siguientes a la fecha en que haya(n) recibido el informe financiero mencionado, formulara(n) un dictamen con las observaciones que contendran los puntos a que se refiere el articulo ciento sesenta y seis de la Ley General de Sociedades Mercantiles. El informe financiero y el dictamen del Comisario quedaran en poder del Consejo de Gerentes para que puedan ser examinados por los socios. ---------------------------------------------------··--------------------------------------- ARTi CULO DECIMO OCTAVO. UTILIDADES.------------------------------------------ Las utilidades que anualmente obtenga la sociedad conforme al balance general que debe formularse al fin de cada ejercicio social y que haya sido aprobado por la Asamblea de Socios, se aplicaran en la forma que disponga los socios en la propia Asamblea, despues de efectuar las separaciones necesarias para el pago de impuestos, reparto de utilidades, y creaci6n o aumento del fondo de reserva legal hasta que este alcance, por lo menos, el

15 44,389 o del capital social.------------------------------------------------------------------- ARTi CULO DECIMO NOVENO. DISOLUCION Y LIQUIDACION DE LA SOCIED AD. -----------------------·--------------------------------------------------------------------- La sociedad se disolvera en los casos enumerados en el articulo doscientos vein inueve de la Ley General de Sociedades Mercantiles. La liquidaci6n de la sociedad se s ~etara a lo dispuesto por el capitulo XI de la Ley General de Sociedades Mercantiles y a lo que disponga la Asamblea de Socios que acuerde la disoluci6n. --------------------- -------------- ARTiCULO VIGESIMO. FACULTADES DE LOS LIQUIDADORES. --------------- Durante la liquidaci6n de la sociedad, el o los liquidadores tendran 1 mi y obligaciones que los miembros del Consejo de Gerentes y existencia normal de la sociedad. El Comisario o Comisarios c ntin hasta la fecha en que concluya la liquidaci6n de la Sociedad. -- --------- --------------------- --------------------------------ARTiCULOS TRANSITORIO ----------- ----------------------- PRIMERO.- El capital social minimo fijo es la s MONEDA NACIONAL, que qued6 totalmente suscrit S MIL PESOS, siguiente manera:------------------------------------------------ ----------- -------------------------- "ROWAN LUXEMBOURG S.A.R.L.", suscribe y ga UNA PARTE SOCIAL, con valor de DOS MIL NOVECIENTOS SETENTA P SOS, MONEDA NACIONAL. --- "RDC DRILLING INTERNATIONAL, INC.', suscribe y paga UNA PARTE SOCIAL, con valor de TREINTA PESOS, MON DA NACIONAL.----------------------- t TOTAL: DOS P ARTES SOCIALES con valor total de TRES MIL PESOS, MONEDA NACIONAL. ----------------------------------------------------------------------------- SEGUNDO.- Los comparecientes acuerdan las siguientes resoluciones: ---------------------- 1. Que la sociedad sea administrada por un CONSEJO DE GERENTES, el cual estara integrado por las siguientes personas y con los cargos que se indican, quienes gozaran de las facultades a que aluden los estatutos sociales:------------------------------------------------- DA VID RUSSELL----------------------PRESIDENTE.--------------------------------------------- WILLIAM HOWARD WELLS------MIEMBRO. ------------------------------------------------- JOHN L. BUVENS---------------------MIEMBRO.------------------------------------------------- 11.- Designar a la senora MELANIE M. TRENT como Secretaria de la sociedad, sin formar parte del Consejo de Gerentes. --------------------------------------------------------------- 111.- Designar al Iicenciado CARLOS RAUL VALEN CIA BARRERA como Secretario Suplente de la sociedad, sin formar parte del Consejo de Gerentes.-----------------------------

16 44,389 IV.- Designar como apoderados de la sociedad a los sefiores CARLOS 'RAUL VALEN CIA BARRERA, MIGUEL BERNARDO DE ERICE RODRIGUEZ y JORGE ANTONIO GARCIA DE PRESNO ARIZPE, WILLIAM HOW ARD WELLS y JOHN LAURENCE BUVENS (como "APODERADOS A") ya MIRIAM GRUNSTEIN DICKTER (como "APODERADO B"), quienes gozaran de las siguientes facultades, las cuales podran ser ejercitadas de manera conjunta o separada, excepto como se establece a continuaci6n: -------------------------------------------------------- A.- Poder general para pleitos y cobranzas, con todas las facultades generales y aun con las especiales que de acuerdo con la ley requieran poder o clausula especial, en los terminos del parrafo primero del articulo dos mil quinientos cincuenta y cuatro del C6digo Civil Federal y de sus correlativos en los C6digos Civiles del Distrito Federal y de las demas entidades federativas de los Estados Unidos Mexicanos. ------------------------------- De manera enunciativa y no limitativa se mencionan entre otras facultades las siguientes: I) Para intentar y desistirse de toda clase de procedimientos, inclusive amparo. ------------- 11) Para transigir.---------------------------------------------------------------------------------------- 111) Para comprometer en arbitros. "'--------------------------·--------------------------------------- IV) Para absolver y articular posiciones.--------------------·---------------------------------------- V) Pararecusar.---------------------------------------------------------------------------------------- VI) Para recibir pagos. --------------------------------------------------------------------------------- VII) Para presentar denuncias y querellas en materia penal y para desistirse de ellas cuando lo permita la ley. ------------------------------------------------------------------------------ B) Poder general para actos de administraci6n en l9s terminos del parrafo segundo del articulo dos mil quinientos cincuenta y cuatro del C6digo Civil Federal y de sus correlativos en los C6digos Civiles del Distrito Federal y de las demas entidades federativas de los Estados Unidos Mexicanos. ------------··-------------------------------------- C) Poder general para actos de administraci6n en materia laboral en los terminos del segundo parrafo del articulo dos mil quinientos cincuenta y cuatro del C6digo Civil Federal y de sus correlativos en los C6digos Civiles del Distrito Federal y de las demas entidades federativas de los Estados Unidos Mexicanos, teniendo de manera enunciativa mas no limitativa las siguientes facultades: ------------------------------------------------------- a) Dirigir en nombre de la sociedad las relaciones obrero-patronales de esta ultima en el sentido mas amplio que en derecho corresponda, tal como, de una manera enunciativa y no limitativa, i) el reclutamiento, selecci6n, contrataci6n, inducci6n, capacitaci6n,

17 44,389 y amonestacion de personal, ii) la suspension, terminacion y rescision de las relaciones individuales de trabajo, iii) la negociacion, firma, administracion, suspension y rescision de contratos colectivos de trabajo y reglamentos interiores de I trabajo, y iv) formar parte de las comisiones mixtas de higiene y seguridad indus rial, de capacitaci6n y adiestramiento o de cualquier otro tipo de comisiones mixt que se lleguen a integrar con motivo de las relaciones obrero-patronales. ---------------- ----------- b) Atender con atribuciones de gerente todos los asuntos de caracter laboral nherentes a la sociedad, facultandosele en general para que represente a la sociedad en us relaciones obrero-patronales y especificamente, de una manera enunciativa y no Ii i tiva, para que: i) intervenga en todo conflicto individual o colectivo de trabajo, y ii) jer ite las acciones y haga valer todos los derechos que correspondan a la sociedad. --- ------ -------------------- c) Celebrar contratos de trabaj o y rescindirlos. --------------------- -------- ---------------------- d) Actuar como representante legal de la sociedad: i) ante tos con los cuales esten celebrados contratos cole:ctivos de trabajo, y · relacionados con conflictos individuales de trabajo. ----- e) Proponer arreglos conciliatorios, celebrar trans los efectos de o decisiones, y negociar y suscribir convenios laborales. ---------------------------------------- f) Actuar como representante de la sociedad en cali d de administrador respecto a toda clase de juicios o procedimientos en materia lab ral que se tramiten ante cualquier autoridad gubemamental, tal como el Instituto exicano del Seguro Social (IMSS), Instituto del Fondo Nacional de la Vivienda p a los Trabajadores (INFONA VIT), y demas dependencias del gobiemo federal, estatal o municipal que tengan o pudieran tener competencia para ventilar asuntos relacionados con la Ley Federal del Trabajo. ------------ g) Llevar la representaci6n patronal de la sociedad para efectos de los Articulos once, cuarenta y seis y cuarenta y siete de la Ley Federal del Trabajo y tambien la representacion legal de la sociedad, para los efectos de acreditar la personalidad y la capacidad en juicio o fuera de el en los terminos del articulo seiscientos noventa y dos, fracciones II y III de la Ley Federal del Trabajo, de los articulos ciento cuarenta y cinco y ciento cuarenta y seis de la Ley General de Sociedades Mercantiles y de las disposiciones de las demas leyes u ordenamientos, ya sea de caracter Federal, Estatal o Local que sean aplicables. ------------------------------------------------------------------------------------------------ h) Sefialar domicilios para oir y recibir notificaciones en los terminos del articulo ochocientos sesenta y seis de la Ley Federal del Trabajo. ----------------------------------------

18 44,389 i) Comparecer con toda la representaci6n legal bastante y suficiente, para acudir a la audiencia a que se refiere el articulo ochocientos setenta y tres de la Ley Federal del Trabajo en sus tres fases de conciliaci6n, de demanda y excepciones y de ofrecimiento y admisi6n de pruebas, en los terminos de los articulos ochocientos setenta y cinco, ochocientos setenta y seis, fracciones I y IV, ochocientos setenta y siete, ochocientos setenta y ocho, ochocientos setenta y nueve y ochocientos ochenta de la citada Ley. •·-----• j) Acudir a la audiencia de desahogo de pruebas, en los terminos de los articulos ochocientos setenta y tres y ochocientos setenta y cuatro de la Ley Federal del Trabajo. -- k) Desahogar la prueba confesional en los terminos de los articulos setecientos ochenta y cinco y setecientos ochenta y ocho de la Ley Federal del Trabajo, con facultades para absolver y articular posiciones.-------------------------------·--------------------------------------- D) Poder para abrir y operar cuentas bancarias y para designar a las personas que giraran cheques en las mismas, de conformidad con lo establecido en el articulo noveno de la Ley General de Titulos y Operaciones de Credito. -------------·--------------·-------------------··----- E) Poder general para actos de dominio, en los terminos del tercer parrafo del articulo dos mil quinientos cincuenta y cuatro del C6digo Civil Federal y de sus correlativos en los C6digos Civiles del Distrito Federal y de las demas entidades federativas de los Estados Uni dos Mexi canos. ---------------------------------------------··--------------------------------------- F) Poder para otorgar y suscribir titulos de credito en lo:s terminos del articulo noveno de la Ley General de Titulos y Operaciones de Credito y para endosar y negociar los mismos. G) Facultad para, dentro de sus facultades, otorgar y revocar poderes, ya sean generales o especiales. -------------------------------------------------------··--------------------------------------- H) Los poderes enunciados en los parrafos anteriores, podran ser ejercidos ante cualquier persona, autoridad administrativa o judicial, federal, local o municipal, ante la Junta de Conciliaci6n y Arbitraje, ya sea federal o local, y ante cualquier otra autoridad laboral, en la inteligencia de que el ejercicio de las facultades y poderes otorgados en los incisos C), D) y E) anteriores por el Apoderado B requerira el ejercicio conjunto de dichos facultades y poderes con (i) cualquiera de los Apoderados A o (ii) cualquiera de los Apoderados mencionados en el inciso V siguiente, si la transacci6n respectiva se encuentra dentro de las facultades otorgadas a los apoderados mencionados, de conformidad con los terminos del inciso V siguiente. -----------------------------------------··-------------··------------------------- V .- Designar como apoderados de la sociedad a los sefiores MARICARMEN ESCALANTE OLANO, MARIA CECILIA GUTIERREZ-SANSANO DIEGO

19 44,389 SANTIAGO GABRIEL PALOMAR DE LA CALLE, JAVIER RODRIGUEZ CACHO SANCHEZ NAVARRO, FRANCISCO JAVIER ZENTENO GOMEZ, GABRIEL ORTIZ AGUILAR y JACOBO CHAPARRO DE LA 0, quienes gozaran de las siguientes facultades, de manera conjunta o separada: Poder general para actos de administraci6n en los terminos del parrafo segundo del articulo dos I mil quinientos cincuenta y cuatro del C6digo Civil Federal y de sus corre!'1tivos en los I C6digos Civiles del Distrito Federal y de las demas entidades federativas ile los Estados f Unidos Mexicanos, incluyendo para llevar a cabo cualesquiera procesoiadministrativos de la sociedad ante la Secretaria de Hacienda y Credito Publico, inc yef do el registro de la sociedad ante el Registro Federal de Contribuyentes 07as dependencias gubemamentales, el Instituto Mexicano del Seguro Social (IMS ) y elfnstituto del Fondo Nacional de la Vivienda para los Trabajadores (INFONA vq;f y parapbtener la cedula de identificaci6n fiscal correspondiente y cualquier otro docuf nto pe1nente. ---------------- VI.- Designar como Comisario Propietario de la socfdad al s or JUAN CARLOS ALONSO CARDOSO y como Comisario Suplente al sefior F NCISCO CONCHA CR U.Z. -----------------·-------------··------------------------·/----------- ---------------------------- VII.- Que los ejercicios sociales correran del priJero de enero al treinta y uno de p diciembre de cada afio, con excepci6n del primero /ue correra de la fecha de firma de este I instrumento al treinta y uno de diciembre del presf.te afio. -------------------------------------- 1 TERCERO.- Los comparecientes manifiestan qie obra en la caja de la sociedad la suma 7 de TRES MIL PESOS, MONEDA NACIOl'(AL, importe equivalente al capital social I minimo fi j o de la sociedad. ----------------------------------------------------------------------------- -------------------------------------P :ER SON AL ID AD--------------------------------------- Declaran los licenciados MARIA CECILIA GUTIERREZ-SANSANO DIEGO FERNANDEZ y JORGE ANTONIO GARCIA DE PRESNO ARIZPE, que sus representadas se encuentran capacitadas para el otorgamiento de este acto y acreditan su legal existencia y que la personalidad que ostentan como apoderados de "ROW AN LUXEMBOURG S.A.R.L." y '"RDC DRILLING INTERNATIONAL, INC.", no les han sido revocadas ni en forma alguna modificadas y que continua vigente la primera con la protocolizaci6n de los poderes: que constan en este mismo instrumento y el segundo con la copia certificada del instrumento publico numero cuarenta y cuatro mil trescientos ochenta y dos, de fecha quince de abril del dos mil nueve, otorgado ante el suscrito notario, que agrego al apendice de este instrumento con la letra "C". --------------------------

20 44,389 YO, EL NOTARIO CERTIFICO: ------------------------·---------------------------------------- 1.- Que a mi juicio los comparecientes tienen capacidad para el otorgamiento de este acto y que me cerciore de su identidad conforme a la relaci6n que agrego al apendice de este instrumento con la letra "D". -------------------------------------------------------------------------- 11.- Que adverti a los comparecientes que deberan acreditarme la inscripci6n de la sociedad en el Registro Nacional de Inversiones Extranjeras, y en caso de no hacerlo procedere a dar el aviso correspondiente. --------------------·-··------------------------------------- 111.- Que a solicitud de los comparecientes y toda vez que el suscrito notario se encuentra inscrito al "Sistema de Inscripci6n al Registro Federal de Contribuyentes a traves de fedatario publico por medics remotos", tramitare la correspondiente Cedula de Identificaci6n Fiscal de la sociedad que por este instrumento se constituye, misma que agregare en copia fotostatica al apendice de este instrume:nto con la letra "E". ------------- IV.- Que declaran los comparecientes que por lo que se refiere a los socios residentes en el extranjero, optaron porno inscribirse en el Registro Federal de Contribuyentes, por lo que la sociedad dara el aviso correspondiente en terminos del articulo veintisiete del C6digo Fiscal de la Federaci6n. ---------------------------------------------------------------------- V.- Que explique a los comparecientes que deberan advertir a los miembros del Consejo de Gerentes y apoderados de nacionalidad extranjera, que para el cabal ejercicio de sus cargos y facultades, respectivamente, en el territorio nacional,, deberan obtener o conservar, en su caso, la calidad migratoria que sea necesaria, de conformidad con el articulo ciento cincuenta y dos del Reglamento de la Ley General de Poblaci6n. ---------- VI.- Que los comparecientes de manera expresa y bajo protesta de decir verdad, declaran por sus generales ser: -------------------------------------------·--------------------------------------- MARIA CECILIA GUTIERREZ-SANSANO DIEGO FERNANDEZ, mexicana, originaria de Mexico, Distrito Federal, lugar donde naci6 el dia doce de julio de mil novecientos sesenta y cuatro, soltera, con domicilio en A venida Paseo de las Palmas numero cuatrocientos cinco,, despacho mil novecientos uno, colonia Lomas de Chapultepec, en Mexico, Distrito Federal, licenciada en derecho.-----·------------------------ JORGE ANTONIO GARCIA DE PRESNO ARIZPE, mexicano, originario de Mexico, Distrito Federal, lugar donde naci6 el dia dos de junio de mil novecientos sesenta y dos, casado, con el mismo domicilio que la anterior, abogado. ------------------------------ VII.- Que tuve a la vista los documentos citados en este instrumento. ----------------------- VIII.- Que hice del conocimiento de los comparecientes el contenido del articulo ciento

C 21 44,389 de la Ley del Notariado para el Distrito Federal, de las penas en que incurren quienes declaran con falsedad ante notario, habiendome identificado como tal ante los comparecientes. ---------··--------------------------------------------------------------------- IX.- Que adverti a los comparecientes el derecho que tienen de leer por si mismos el presente instrumento, asi como que les sea explicado por el suscrito. -------------- --------- X.- Que a solicitud de los comparecientes lei, explique e ilustre de las conse uencias y alcance legal de este instrumento, ._por lo que los comparecientes man· estaron su conformidad y comprensi6n plena con el y lo firmaron el dia quince de abr' del afio dos mil nueve, mismo momento en que lo autorizo definitivamente.- Doy e. -- ---------------- Firmas ilegibles de los licenciados Maria Cecilia Gutierrez-Sans o Di o Fernandez y Jorge Antonio Garcia de Presno Arizpe.------------------------------- -------- ------------------- ERIK NAMUR CAMPESINO.- firma. ---------------------------- --------- --------------------- El sello de autorizar. ------------------------------------------------ ----------- ----------------------- Para cumplir con lo dispuesto por el articulo dos mil qui ientos ci cuenta y cuatro del C6digo Civil para el Distrito Federal y su correlativ del C6 go Civil Federal, a conJinuaci6n se transcribe: ----------------------------------- ------------ ------------------------- "ART. 2,554.- En todos los poderes generales para eitos y cooranzas, bastara que se diga que se otorga con todas las facultades gener es y las especiales que requieran clausula especial conforme a la Ley, para que se entiendan conferidos sin limitaci6n alguna. ---------------------------------------------------- ----------------------------------------------- En los poderes generales para administrar bien , bastara expresar que se dan con ese caracter para que el apoderado tenga toda clase de facultades administrativas. -------------- En los poderes generales, para ejercer actos de dominio, bastara que se den con ese caracter para que el apoderado tenga todas las facultades de duefio, tanto en lo relativo a los bienes, como para hacer toda clase de gestiones, a fin de defenderlos. -------------------- Cuando se quisieren limitar en los tres casos antes mencionados, las facultades de los apoderados, se consignaran las limitaciones, o los poderes seran especiales. ----------------- Los notarios insertaran este articulo en los testimonios de los poderes que otorguen". ----- LA PRESENTE COPIA CERTIFICADA VA EN ONCE FOJAS UTILES PROTEGIDA POR KINEGRAMA. ------------------------------------------------------------ ES COPIA CERTIFICADA FIEL Y EXACTA DEL INSTRUMENTO NUMERO CUARENTA Y CUATRO MIL TRESCIENTOS OCHENTA Y NUEVE, DE FECHA QUINCE DE ABRIL DEL ANO DOS MIL NUEVE, QUE EXPIDO PARA "ROWAN",

22 **44,389**

SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, PARA **EFECTOS LEGALES**, EN VEINTIDÓS PÁGINAS. --------------------------------

MÉXICO, DISTRITO FEDERAL, A DIECISIETE DE ABRIL DEL AÑO DOS MIL NUEVE.---DOY FE.------------------

COTEJADA.---

ABS/cgg*.

LIC. ERIK NAMUR CAMPESINO
ESTADOS UNIDOS MEXICANOS
NOTARIA 94 DISTRITO FEDERAL, MEXICO

, 01 □=•~ DE ASUNTOS JURIDICOS RTICULO 27 CONSTITUCIONAL PE 4 EXP ~ ....... ,.,,, 700041 FOLIO 090109371008 SE.(J€~'f/id¾ iA lJ £ f.:t't,At:! or~ ts r;;t:':"f"R h'J:a llS. De conformidad con lo dispuesto por los articulos 27, fracci6n I de la Constituci6n Politica de los Estados Unidos Mexicanos, 28, fraccion V de Ley Organica de la Administraci6n Publica Federal, 15 de la Ley de Inversion Extranjera y 13, 14 y 18 del Reglamento de la Ley d Inversion Extranjera y del Registro Nacional de lnversiones Extranjeras, y en atenci6n a la solicitud presentada por el (la) Sr(a). MIRIAM GRUNSTEIN DICKTER, con fundamento en lo dispuesto por I articulo 46 fraccion I inciso a) del Reglamento Interior de la Secretarfa de Relaciones Exteriores concede el permiso para constituir una S DE RL. DE CV bajo la siguiente denominacion: ROWAN Este permiso, quedara condicionado a que en los estatutos de I sociedad que se constituya, se inserte la clausula de exclusion de extranjeros o el convenio p vist en la fracci6n I del Articulo 27 Constitucional, de conformidad con lo que establecen los artfculo 15 d la Ley de Inversion Extranjera y 14 del Reglamento de la Ley de Inversion Extranjera y del Re · tro N cional de lnversiones Extranjeras. Cabe sefialar que el presente permiso se otorga sin perjuicio tie lo d" puesto por el articulo 91 de la Ley de la Propiedad Industrial. , Este permiso quedara sin efectos si dentro de los fecha de otorgamiento del mismo, los interesados no acuderi : instrumento correspondiente a la Constitucion de que se trata, d articulo 17 del Reglamento de la Ley de Inversion Extranjera Extranjeras. s habiles siguientes a la nte fedatario publico el con lo establecido por el Nacional de lnversiones Asimismo, el interesado deber.3 dar aviso del so de la denominacion que se autoriza mediante el presente permiso a la Secretaria de Relacion Exteriores dentro de los seis meses siguientes a la expedicion del mismo, de conforrnidad con lo d spuesto por el articulo 18 del Reglamento . de la Ley de inversion Extranjera y del Registro Nacional de I ersiones Extranjeras. > Secretarf a de Relaclones Exterl1ru DIRECCION GENERAL J)B ASUNTOS JUIIDlCOS Delegacioo A. O'ereaa Alvaro Obregon, DF. a 09 de enero de 2009 E7~DO LIC. VICTOR MANUEL _MARTINEZ MARTINEZ